                           ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT is entered into this 31 day of December, 1997, by and between D.M.S. FOOD DISTRIBUTORS, INC., a Florida corporation doing business as Gourmet Distributors ("Seller"), PHYLLIS FORSTEIN ("Shareholder") and TERRACE HOLDINGS, INC., a Delaware corporation ("Purchase").

                             PRELIMINARY STATEMENT
                             ---------------------

     Seller is in the business of distribution of food products at 2301 N.W. 33rd Count, #109, Pompano Beach, Florida 33069 under the trade name "Gourmet Distributors." Phyllis Forstein ("Shareholder") is the sole stockholder of Seller. Purchaser desires to purchase and Seller desires to sell and convey to Purchaser certain of the non-cash assets of Seller pertaining to the business of Seller, subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and undertakings of the parties, it is hereby agreed as follows:

     1.   Sale and Purchase of Assets. At the Closing (as defined in Section 4),
          ---------------------------
Seller agrees to sell, convey, transfer, assign; and deliver to Purchaser, and Purchaser agrees to purchase from Seller, for the purchase price hereinafter specified, certain of seller's non-cash assets identified as follows (collectively the "Purchased Assets"):

          1.1  Goodwill, Tradename and Customer Lists.  All of Seller's
               --------------------------------------
     goodwill, tradename, customer lists, prospect lists, sales and marketing materials, customer telephone numbers and telephone directory listings.

          1.2  Inventory. All of Seller's non-obsolete inventory of goods and
               ---------
     merchandise.

          1.3  Furnishings and Fixtures. Any of Seller's furnishings and
               -------------------------
     fixtures which Purchaser elects to purchase at the Closing.

          1.4  Contact Rights. All of Seller's contract rights under all
               --------------
     contracts to which Seller is a party.

          1.5  No Accounts Receivable. Purchaser is not purchasing any of
               ----------------------
     Seller's accounts receivable all of which shall be retained by Seller.

     2.   Non-Assumption of Seller's Liabilities. The sale, conveyance,
          --------------------------------------
assignment, transfer and delivery of the Purchased Assets hereunder shall be made free and clear of all liens and encumbrances, and of all obligations and liabilities of Seller. Purchaser is not assuming any of Seller's accounts payable or any liabilities of Seller.

3.   Purchase Price.
     --------------

     3.1  Amount. The purchase price for the Purchased Assets shall be
          ------
determined as follows:

          (a)  Customer Lists: Purchaser shall pay ONE HUNDRED TWENTY FIVE
               --------------
     THOUSAND DOLLARS ($125,000.00) for the items recited in Section 1.1.

          (b)  Inventory: The purchase price for Seller's non-obsolete inventory
               ---------
     shall be determined at Seller's cost, including shipping.

          (c)  Furnishings and Fixtures: The purchase price for Seller's
               ------------------------
     furnishings and fixtures which Purchaser elects to purchase shall be determined by agreement between the parties on or before the Closing.

     3.2  Payment. At the Closing the Purchaser shall pay to Seller by
          -------
cashier's check drawn on a Florida bank the sum of ONE HUNDRED TWENTY FIVE THOUSAND DOLLARS ($125,000.00) plus the amounts of the separate purchase price for the Seller's Inventory and the Seller's Furnishings and Fixtures. In addition to the foregoing, the Purchaser shall enter into a three year Consulting Agreement with FORSTEIN, a copy of which Consulting Agreement is attached hereto as Exhibit "A". Payment for the Consulting Agreement shall be made in the manner set forth in said Consulting Agreement.

4.   Closing.
     -------

     4.1  Closing. The closing (the "Closing") of the sale and purchase shall
          -------
take place at the offices of ______________________________, at ____ a.m. on
January 2, 1998 or at such other time as the parties may mutually agree upon (the "Closing Date"). Closing shall be conditioned upon the following: (a) Seller and Purchaser shall have contacted the following named principal customers of Seller: Publix, Winn-Dixie and Walmart, and Purchaser shall have satisfied itself, in its sole judgment, that said customers shall continue as customers of the business being acquired; (b) Delivery of a good standing certificate on behalf of Seller; and (c) Delivery of a corporate resolution of Seller approving of the transaction contemplated herein. At the Closing, Seller shall deliver to Purchaser such bills of sale, required consents, assignments, or other instruments to Purchaser to vest effectively in Purchaser good and marketable title to the assets sold to Purchaser hereunder free and clear of all liens, pledges, mortgages, security interests, encumbrances, actions or causes of action, or rights in any other party whatsoever.

     4.2  Effectiveness of Transactions. All transactions, deliveries and
          -----------------------------
payments to take place at the Closing shall be deemed to take place simultaneously and no transaction, delivery of any certificate, consent or other document, or payment shall be deemed made until all transactions, deliveries and payments at the Closing are completed. All such transactions, deliveries and payments shall be given effect as of the close of business on the Closing date.

          4.3  Delivery of Consulting Agreement To Be Made at Closing. In
               ------------------------------------------------------
     addition to the deliveries to be made at Closing as per Paragraph 4.1, the Consulting Agreement shall also be executed and delivered at the Closing.

     5.   Expenses. Each party shall pay their own expenses which may be
          --------
incurred in connection with the sale of the assets pursuant to the terms of this Agreement including, without limitation, the fees and expenses of their agents, representatives, counsel and accountants.

     6.   Representations and Warranties of Seller. Seller hereby represent and
          ----------------------------------------
warrant to Purchaser as follows:

          6.1  Organization, Authority, Qualifications, Taxes. etc. Seller is a
               ----------------------------------------------------
     corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has all corporate power and authority to carry on its own business as presently conducted. Seller has properly withheld and paid all taxes required to have been withheld and paid and has timely filed all tax returns required to be filed.

          6.2  Authority to Transfer Assets. Prior to the Closing, the Board of
               ----------------------------
     Directors of the Seller shall take all corporate action necessary to transfer the Purchased Assets. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not constitute a violation of, or be in conflict with, or constitute a default under, any terms or provisions of any contract, mortgage, indenture, or any other document whatsoever to which Seller is a party.

          6.3  Title to Properties, Encumbrances and Leases. At the Closing,
               --------------------------------------------
     Seller shall convey to Purchaser good and marketable title to all of the Purchased Assets including all contracts to which Seller is a party. Such properties and assets will be subject to no mortgage, pledge, lien, conditional sales agreement, encumbrances, or charge of any nature or kind.

          6.4  Consummation of Agreement. Neither the execution nor delivery of
               -------------------------
     this Agreement, the consummation of the transactions contemplated hereby, the execution and delivery of any document referred to herein, nor the fulfillment of the terms hereof will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any obligations, mortgage, lease, contract, or other agreement or document pertaining to or affecting the Purchased Assets.

          6.5  Proceedings and Judgments. No proceeding is currently pending or
               -------------------------
     threatened against Seller and no judgment is currently outstanding against Seller.

          6.6  Obligations of Seller Pending Closing. From the date hereof until
               -------------------------------------
     the time of Closing, Seller will:

               (a)  Operation of Business. Operate the business only in the
                    ---------------------
          usual, regular, and ordinary manner as heretofore conducted so as to maintain the goodwill it now enjoys, and preserve the relationship with its employees, customers, suppliers and others having business dealings with it.

               (b)  Maintenance of Business. At Seller's expense, maintain the
                    -----------------------
          Purchased Assets in customary repair, order, or condition, ordinary wear and use excepted, and keep in effect such policies of insurance as may be necessary or advisable to protect the Purchased Assets.

               (c)  Disposal of Assets. Not sell or dispose of any property or
                    ------------------
          assets comprising the Purchased Assets, other than inventory in the normal course of business.

               (d)  Encumbering of Assets/Incurring Obligations. Notmortage,
                    -------------------------------------------
          pledge or create any lien, security interest, charge or encumbrance upon any of the Purchased Assets or incur any obligation or liability except normal business or trade obligations incurred in the ordinary course of business consistent with past practice.


          6.7  Full Disclosure. No representation or warranty made by Seller in
               ----------------
     this Agreement (a) contains any untrue statement of any fact, or (b) omits to state any fact that is necessary to make the statements made, in the context in which made, not false or misleading in any respect. There is no fact known to Seller, that has been disclosed to Purchaser, that was and is, or so far as Seller can reasonably foresee will be, material to the business of Seller or the ability of Seller to perform its obligations under this Agreement.

     7.   Representations and Warranties of Purchaser. Purchaser hereby
          -------------------------------------------
represent and warrant to Seller as follows:

          7.1  Organization, Authority, Qualifications, etc. Purchaser is a
               --------------------------------------------
     corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, is registered to do business in Florida and has all corporate power and authority to carry on its own business as presently conducted.

          7.2  Authority to Transfer Assets. Prior to the Closing, the Board of
               ----------------------------
     Directors of the Purchaser shall take all corporate action necessary to purchase the Purchased Assets. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not constitute a violation of, or be in conflict with, or constitute a default under, any terms or provisions of any contract, mortgage, indenture, or any other document whatsoever to which Purchaser is a party.

          7.3  Consummation of Agreement. Neither the execution nor delivery of
               -------------------------
     this Agreement, the consummation of the transactions contemplated hereby, the execution and delivery of any document referred to herein, nor the fulfillment of the terms hereof will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any obligations, mortgage, lease, contract, or other agreement or document pertaining to or affecting the Purchaser.

     8.   Consulting Agreement. As a part of the consideration to be paid for
          --------------------
the Purchased Assets, Purchaser agrees to execute and deliver to FORSTEIN at the Closing the Consulting Agreement in the form of Exhibit "A", attached hereto. The Purchaser shall pay additional consideration in the amount of $275,000.00 for the Consulting Agreement, the terms of payment of which are set forth in Exhibit "A".

     9.   Further Assurances.  Seller shall from time to time, upon reasonable
          ------------------
request of Purchaser and without further consideration, execute and deliver such instruments of transfer, conveyance and assignment, in addition to those delivered pursuant to this Agreement, and take such other action as Purchaser may reasonably request to more effectively convey, assign and transfer to Purchaser the Purchased Assets or carry out the provisions of this Agreement.

     10.  Risk of Loss. Seller shall bear all risk of loss of, or damage or
          ------------
injury to, the Purchased Assets prior to the Closing.

     11.  Indemnification.  From and after the Closing Date, Seller and FORSTEIN
          ---------------
shall indemnify and hold harmless Purchaser and its respective directors, officers and employees from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, damages, costs, and expenses, including reasonable attorneys fees, arising out of any material misrepresentation or breach of any material representation by Seller or FORSTEIN made herein, any failure or refusal of Seller to satisfy or perform any covenant required to be satisfied, or any obligation of Seller for taxes. From and after the Closing Date, Purchaser shall indemnify and hold harmless FORSTEIN and Seller and Seller's respective directors, officers and employees from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, damages, costs and expenses, including reasonable attorneys fees, arising out of any material misrepresentation or breach of any material representation by Purchaser made herein, any failure or refusal of Purchaser to satisfy or perform any covenant required to be satisfied.

     12.  Brokers.  All negotiations relative to this Agreement and the
          -------
transactions contemplated hereby have been carried on by Seller with Purchaser and their representatives without the intervention of any other person in such a manner as to give rise to any valid claim against any of the parties for a brokerage commission, finder's fee or other like payment. Each party hereto shall indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     13.  Miscellaneous.
          -------------

          13.1 This Agreement and the documents delivered pursuant to this Agreement constitute the entire understanding and sole agreement of the Parties and supersedes any prior understanding or written or oral agreements between the Parties. No amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof, and duly executed by the Parties.

          13.2 This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the Parties and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Agreement.

          13.3 This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          13.4 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.5 The term "Agreement" shall mean this Agreement, as originally executed, together with all schedules and exhibits hereto, which are an integral part hereof and are incorporated herein, and any amendments hereto or thereto.

          13.6 Any provision of this Agreement which is found to be invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

          13.7 No waiver by the Parties of any default or breach of any term, condition, or covenant of this Agreement shall be deemed to be a waiver of any other breach of the same or any other term, condition, or covenant contained herein.

          13.8 Any notice required or permitted to be given hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, as follows: if to Seller or the Shareholder, 4000 Island Boulevard #706, Aventura, Florida 33160 with a copy to Lawrence Bieler, Esq., one Biscayne Tower, Suite 3250, Two South Biscayne Boulevard, Miami, Florida 33131; and if to Purchaser, 2699 Stirling Road, Suite C-405, Ft. Lauderdale, Florida 33312 with a copy to Gerald M. Miller, Esq., Fishman, Merrick, Miller, etc., 30 North La Salle Street, Suite 3500, Chicago, Illinois 60602.

          13.9 Should any litigation be commenced between the Parties to this Agreement concerning this Agreement or the rights and duties of the Parties in relation thereto, the Party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to its costs and a reasonable sum for attorneys' fees in such litigation and any appeals.

          13.10 This Agreement and the exhibits and schedules hereto have been jointly drafted by the parties hereto and, accordingly, shall not be construed for or against either party as a result thereof.

     IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year first above written.

                                        SELLER:
                                        ------

Attest:                                 D.M.S. FOOD DISTRIBUTIONS, INC.,
                                        a Florida corporation

                                        By: /s/ Phyllis Forstein
__________________________                 ------------------------------
               , Secretary                  Phyllis Forstein, President


Witnesses as to Shareholder:           SHAREHOLDER:
                                       -----------

                                        /s/ Phyllis Forstein
__________________________              ---------------------------------
                                            PHYLLIS FORSTEIN

__________________________


                                        PURCHASER:
                                        ---------

Attest:                                 TERRACE HOLDINGS, INC.,
                                        a Delaware corporation

                                        By: /s/ Jonathan S. Lasko
__________________________                 ------------------------------
               , Secretary                  Jonathan S. Lasko, V.P.

                                    [LOGO]

                           Food Distributors, Inc.
                             Gourmet Distributors

December 31, 1997

ASSET LIST

COMPUTER EQUIPMENT (See Attached List)                      $2,560.00

TWO 1994 INTERNATIONAL TRUCKS @ $14,00 EACH                $28,000.00

WAREHOUSE RACKS                                              1,200.00

TELEPHONE SYSTEM                                             1,000.00

FAX MACHINE                                                    100.00

TYPEWRITER                                                     100.00

REFRIGERATOR                                                   150.00

PHOTOCOPY MACHINE                                              950.00

ELECTRIC PALLET JACK                                         1,200.00

PALLET JACK - MANUAL - 2 @ $75.00                              150.00

FORK LIFT                                                    2,500.00

OFFICE FURNITURE (See attached list)                         1,750.00
   FILE CABINETS
   DESKS
   CHAIRS
   FOLDING TABLES
   KITCHEN FURNITURE
   ETC.
                                              TOTAL        $39,600.00

[LOGO]                   HOPKINS COMPUTER SERVICES, INC.                  [LOGO]
             3950 NW 35th Terrace Lauderdale Lakes, Fl. 33309-4841
                 Phone: (954) 739-3099    Fax: (954) 739-3099

Gourmet Food Distributors Inventory, as of December 30, 1997

Tripplite Omni 500Lan UPS                    75.00
Computer 386SX from Orlando                 200.00
14" Samsung Monitor                          30.00
KeyBoard & Mouse                             10.00
Panasonic KX-P1150 Printer                   75.00

Citizen GSX-190 Printer                      95.00
14" AOC Monitor-Color                       100.00
Computer 386                                200.00
Keyboard & Mouse                             10.00

14" Monitor-Color                           100.00
Computer #1 486                             300.00
KeyBoard & Mouse                             10.00

Panasonic KX-P1624 Printer                   75.00
Tripplite Ups-Small                          30.00

Star NX-1001 Printer                         25.00
Tripplite UPS-Small                          30.00

14" Hyundai Monitor                          30.00
Computer 386SX33                            200.00
KeyBoard & Mouse                             10.00

14" AOC Monitor                              30.00
Computer - Server 486                       400.00
KeyBoard & Mouse                             10.00

Panasonic KX-P 2624 Printer                  75.00
Star NX-1001 Printer                         25.00

14" Color Monitor (Stephanie)                75.00
Computer 486/66                             300.00
KeyBoard & Mouse                             10.00
Tripplite Ups                                30.00

Total Value                                2560.00

                         OFFICE FURN.
                         DESK   CHAIRS     FOLDING TABLES     STANDS     CREDENZA     FILE     KITCHEN
SALES                     2
EXEC.                     7
SEC.                      3
COMP.                     1
SIDE METAL                        11
SIDE WOOD                          7
EXEC.                              5
SEC.                               5

6 foot                                           2
8                                                3
OFFICE REFRIG                                                                                     1
PRINTER STANDS                                                  3
TYPEWRITER STAND                                                1
COMPUTER 3 TIER STAND                                           1

WOOD                                                                         2
METAL                                                                        1

4 DRAWER                                                                                9
2 DRAWER                                                                                2
STORAGE CABINET                                                                         1

TABLE LG.                                                                                         1
TABLE SM.                                                                                         1
CHAIRS                                                                                            8
MICROWAVE                                                                                         1
TSTEE CHAIR                                                                                       1